SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                             February 13, 1996


                           TAMPA ELECTRIC COMPANY
           (Exact name of registrant as specified in its charter)




          FLORIDA                       1-5007              59-0475140
(State or other jurisdiction       (Commission file       (IRS Employer
     of incorporation)                  Number)         Identification No.)



     702 North Franklin Street, Tampa Florida                 33602
     (Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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Item 5.   Other Events


               See  the  Press  Release  dated  February 15, 1996, filed as
          Exhibit 99.1 and incorporated herein by reference, describing the filings with the Florida Public Service Commission (FPSC) by the Office of Public Counsel and the Florida Industrial Power Users Group, which protest the FPSC's order of proposed agency action on the deferral in 1996 of revenues under certain circumstances.












































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Item 7.   Financial Statements and Exhibits

           (C) Exhibits

               99.1 Press Release dated February 15, 1996.
















































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    February 15, 1996             Tampa Electric Company



                                   By:/s/ E. A. Townes
                                          E. A. Townes
                                          Assistant Controller



































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                        INDEX TO EXHIBITS


Exhibit No.    Description of Exhibits                 Page No.

     99.1      Press Release dated February 15, 1996        6















































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